                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) OCTOBER 6, 2004
                                                         -----------------------


                              OVERHILL FARMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                                                 75-2590292
----------------------------                                 -------------------
(State or other jurisdiction                                    (IRS Employer
     of incorporation)                                       Identification No.)

                                    001-16699
                                  ------------
                                   (Commission
                                   File Number)


                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA 90058
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (323) 582-9977
                                                  ------------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 6, 2004, Overhill Farms, Inc. ("OFI") executed fourth amendments to its existing financing arrangements with Pleasant Street Investors, LLC ("PSI") and Levine Leichtman Capital Partners II, L.P. ("LLCP"). The amendments are effective as of September 26, 2004.

         Background
         ----------

         LLCP, which is OFI's senior subordinated creditor that also beneficially owns more than 10% of OFI's outstanding common stock, holds a secured senior subordinated note that it purchased from OFI in November 1999 ("November 1999 Note") pursuant to a securities purchase agreement. The November 1999 Note has a stated principal amount of $28.858 million, bears interest payable monthly at a base rate of 13.5% per annum subject to increase upon the occurrence of an interest rate event (discussed below) or event of default, and has a maturity date of October 31, 2006. The securities purchase agreement contains various covenants covering restrictions on capital expenditures, minimum EBITDA and net worth levels and specified fixed charge coverage and debt-to-equity ratios.

         PSI, which is OFI's senior lender, is a party to a loan and security agreement with OFI pursuant to which OFI is the borrower under two outstanding senior term loans that mature on October 31, 2006. The Term A Loan and Term B Loan are in the aggregate principal amounts of $17.8 million and $4.236 million, respectively. The interest rates on the Term A Loan and Term B Loan are subject to increase upon the occurrence of any interest rate event (discussed below) or event of default as provided in the notes that evidence those loans. The Term B Loan is a monthly amortizing term loan. Both the Term A Loan and the Term B Loan require OFI to make mandatory prepayments of annual excess cash flow, if any.

         OFI did not meet the level "A" fixed charges requirement of the securities purchase agreement and the loan and security agreement at June 27, 2004, causing interest rates to rise on all of OFI's debt by 2%. However, OFI did meet the level "B" fixed charges requirement and, therefore, no event of default occurred. Except as described below, the fixed charges requirement is measured quarterly, and increases in interest rates due to an interest rate event remain in effect until the end of the first full quarter in which OFI meets the fixed charges requirement.

         Amendments Effective September 26, 2004
         ---------------------------------------

         Effective September 26, 2004, the new amendments to the securities purchase agreement and the loan and security agreement eliminated, for the fiscal quarters ended January 2, 2005 and April 3, 2005, the potential for a 2% increase in OFI's interest rates like the increase that occurred on June 27, 2004, and reduced the base rate on the Term B Loan from 12% to LIBOR plus 0.75%. In exchange, OFI agreed to increase its payment of principal on the Term B Loan from $69,445 per month to specified amounts ranging from $254,445 to $274,445. Prior to this amendment, the Term B Loan was to have a balance of $2.5 million due at the maturity of the loan on October 31, 2006. Under this amendment, the Term B Loan will be entirely paid off by January 31, 2005. The increase in cash required for increased principal repayment is offset in part by savings from the reduction in the interest rates. The following table summarizes the interest rates on OFI's debt before and after the September 26, 2004 amendments:

                                                                            Interest Rates
                                        --------------------------------------------------------------------------------------------
                          Principal     Oct. 31, 2003   Jun. 28, 2004   Jul. 1, 2004    Aug. 11, 2004   Sep. 22, 2004
                           Balance           to             to              to              to              to          Effective
                         Oct. 6, 2004   Jun. 27, 2004   Jun. 30, 2004   Aug. 10, 2004   Sep. 21, 2004   Sep. 26, 2004  Sep. 27, 2004
                         ------------   -------------   -------------   -------------   -------------   -------------  -------------
Term A Loan              $ 17,800,000        5.50%          7.50%          7.75%*          8.00%*           8.25%*         6.25%
 (In-formula portion)

Term B Loan              $  4,236,000       12.00%         14.00%         14.00%          14.00%           14.00%          9.67%

November 1999 Note       $ 28,800,000       13.50%         15.50%         15.50%          15.50%           15.50%         13.50%

* Rate increase due to change in Prime Rate

         The amendments to the securities purchase agreement and the loan and security agreement provide for an exclusion from the calculations of both the minimum fixed charge coverage ratio and the maximum capital expenditures for measurement periods that include the fiscal quarters ended June 27, 2004 and September 26, 2004 of up to $150,000 and $350,000, respectively, of capital expenditures that OFI incurred in those respective quarters for the purchase and relocation of spiral freezers. The incremental principal payments are excluded from the calculation of the minimum fixed charge coverage ratio, and the minimum monthly net working capital requirements were revised downward to exclude the incremental principal payments called for by the September 26, 2004 amendments.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.
             -------------------------------------------

                  Not applicable.

         (b) Pro Forma Financial Information.
             -------------------------------

                  Not applicable.

         (c) Exhibits.
             --------

                  Number   Description
                  ------   -----------

                  10.1 Fourth Amendment to Second Amended and Restated Loan and Security Agreement, dated October 6, 2004, to be effective as of September 26, 2004, by and among Overhill Farms, Inc. and Pleasant Street Investors, LLC

                  10.2 Fourth Amendment to Second Amended and Restated Securities Purchase Agreement, dated October 6, 2004, to be effective as of September 26, 2004, by and among Overhill Farms, Inc. and Levine Leichtman Capital Partners II, L.P.

                  10.3 Amendment to Second Amended and Restated Secured Senior Subordinated Note due 2006, dated October 6, 2004, to be effective as of September 26, 2004, by and between Overhill Farms, Inc. and Levine Leichtman Capital Partners II, L.P.

                  10.4 Consent Under Second Amended and Restated Intercreditor and Subordination Agreement, dated October 6, 2004, to be effective as of September 26, 2004, by and between Pleasant Street Investors, LLC and Levine Leichtman Capital Partners II, L.P.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 12, 2004           OVERHILL FARMS, INC.

                                  By: /S/ JOHN L. STEINBRUN
                                      ------------------------------------------
                                      John L. Steinbrun, Chief Financial Officer

                         EXHIBITS FILED WITH THIS REPORT

         Number   Description
         ------   -----------

         10.1 Fourth Amendment to Second Amended and Restated Loan and Security Agreement, dated October 6, 2004, to be effective as of September 26, 2004, by and among Overhill Farms, Inc. and Pleasant Street Investors, LLC

         10.2 Fourth Amendment to Second Amended and Restated Securities Purchase Agreement, dated October 6, 2004, to be effective as of September 26, 2004, by and among Overhill Farms, Inc. and Levine Leichtman Capital Partners II, L.P.

         10.3 Amendment to Second Amended and Restated Secured Senior Subordinated Note due 2006, dated October 6, 2004, to be effective as of September 26, 2004, by and between Overhill Farms, Inc. and Levine Leichtman Capital Partners II, L.P.

         10.4 Consent Under Second Amended and Restated Intercreditor and Subordination Agreement, dated October 6, 2004, to be effective as of September 26, 2004, by and between Pleasant Street Investors, LLC and Levine Leichtman Capital Partners II, L.P.